EXHIBIT 10.1

                                    AGREEMENT

     THIS AGREEMENT is made this 29TH day of April, 2002, by and between EQUITABLE ASSETS INCORPORATED, a Belize corporation having its principal office and place of business in Belize City, Belize ("Equitable"), UNICORP, INC., a Nevada corporation having its principal office and place of business in Houston, Harris County, Texas ("Unicorp"), MED-X SYSTEMS, INC., a Texas corporation having its principal office and place of business in Houston, Harris County, Texas ("Med-X"), and ALEXANDER & WADE, INC., a Nevada corporation having its principal office and place of business in San Diego, San Diego County, California ("Alexander & Wade").

     WHEREAS, Equitable is the controlling stockholder of Unicorp, holding approximately 79.6 percent of the issued and outstanding shares of the common stock of Unicorp; and

     WHEREAS, Unicorp owns all of the issued and outstanding shares of the capital stock of Med-X (the "Med-X Stock"); and

     WHEREAS, Unicorp desires to spin-off Med-X (the "Spin-Off") to its stockholders (the "Unicorp Stockholders"); and

     WHEREAS, following the Spin-Off, and subject to all of the terms of this Agreement, Alexander & Wade desires to merge with and into Med-X; and

     WHEREAS, Equitable, as the controlling stockholder of Unicorp, desires to ensure that Unicorp and Med-X perform all of their obligations hereunder;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do hereby agree as follows:

     1.     Spin-Off  and  Registration.  Unicorp  will  Spin-Off  Med-X  to the
            ---------------------------
Unicorp Stockholders. The Spin-Off will be accomplished by Unicorp's distribution to the Unicorp Stockholders of all of the issued and outstanding shares of the Med-X Stock owned by Unicorp. Further, the Spin-Off shall be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). In conjunction with the Spin-Off, Med-X and Unicorp will promptly cause the Med-X Stock to be registered pursuant to a Registration Statement on Form 10-SB (the "Exchange Act Registration") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). After the Spin-Off and the effectiveness of the Exchange Act Registration, Med-X will be a fully reporting company under the Exchange Act and will have no liabilities. In addition, Med-X will have at least 992 "round lot" stockholders.

     2.     Merger.  In  conjunction  with  the  Spin-Off  and  the Exchange Act
            ------
Registration, Alexander & Wade will enter into an agreement of merger (the "Merger Agreement") with Med-X, whereby Alexander & Wade will merge with and into Med-X pursuant to Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Merger"). Med-X will be the surviving entity, but it will change its name to "Alexander & Wade, Inc." The Merger Agreement will provide that the issued and outstanding shares of the Med-X Stock following the Merger will be held seven and one-half percent (7.5%) by the Med-X shareholders and ninety two and one-half percent (92.5%) by those persons who are the shareholders of Alexander & Wade before the Merger. The Merger Agreement will contain the usual and customary representations and warranties, including, but not limited to, a representation and warranty with respect to the fact that Med-X has no liabilities, all shareholders of Med-X are the Unicorp Stockholders as a result of the Spin-Off, and such other matters as to which the parties can reasonably agree. In addition, the Merger Agreement will provide for an opinion of counsel by the attorney representing Unicorp, Equitable, and Med-X that the Spin-Off, the Exchange Act Registration, and the Merger have been authorized and concluded in conformity with all applicable laws, including, but not limited to the Securities Act and the Exchange Act, and any applicable state corporate and securities laws. The Merger Agreement shall further provide that the Merger will close 20 days following the mailing of the Information Statement described below to the Unicorp Stockholders.


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     3.     Information  Statement.  Prior to the Merger, Med-X and Unicorp will
            ----------------------
promptly prepare and send to the Unicorp Stockholders an Information Statement as required by the Exchange Act (the "Information Statement") in connection with notifying the Unicorp Stockholders about the approval of the Merger by Equitable as the controlling stockholder of Unicorp.

     4.     Registration of Equitable's Shares.  Alexander & Wade shall register
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for resale all of the Med-X Stock to be received by Equitable as a result of the
Spin-Off and the Merger. Such registration shall be pursuant to a registration statement to be filed by Alexander & Wade immediately after the Merger on Form SB-2 under the Securities Act.

     5.     Representations  of  Unicorp  and  Equitable.  Unicorp and Equitable
            --------------------------------------------
represent  that:

     (a) Equitable owns approximately 79.6 percent of the issued and outstanding shares of the voting capital stock of Unicorp, and as such, it has the power and authority to cause Unicorp and Med-X to perform all of their obligations hereunder.

     (b) Unicorp owns all of the issued and outstanding shares of the capital stock of Med-X, and is fully authorized to perform all of its obligations hereunder.

     6.     Covenants  of  Equitable  and  Unicorp.  Equitable  hereby covenants
            --------------------------------------
that, as the controlling stockholder of Unicorp and by extension, Med-X, it will cause both Unicorp and Med-X to perform all of their obligations hereunder. Unicorp and Med-X hereby covenant that they will perform all of their obligations hereunder.

     7.     Conditions  Precedent  to  Alexander  &  Wade's  Obligations.
            ------------------------------------------------------------
Notwithstanding anything herein contained to the contrary, Alexander & Wade shall have no obligation hereunder with respect to the Merger or any other matter referred to herein, if any representation by Unicorp or Equitable is untrue, or Equitable, Unicorp, or Med-X shall fail to perform any of their obligations hereunder.

     8.     Unicorp's, Equitable, and Med-X's Expenses.  Equitable, Unicorp, and
            ------------------------------------------
Med-X will pay all of their costs in connection with the Spin-Off, the Exchange Act Registration, and preparation of the Information Statement.

     9.     Alexander  &  Wade's  Expenses.  Alexander & Wade will pay all costs
            ------------------------------
associated with the Merger, and the expenses of printing, mailing, and delivery of the Information Statement, provided Unicorp, Equitable, and Med-X have performed all of their obligations hereunder. It is understood by Alexander & Wade that the only obligation of Unicorp, Equitable, and Med-X with respect to the printing, mailing and delivery of the Information Statement is to provide a print ready copy of same to Alexander & Wade.

     10.     Agreements  and  Documents.  In  carrying  out  the  intent of this
             --------------------------
Agreement, there are several agreements and documents which will need to be prepared, including, but not limited to the Exchange Act Registration, the Information Statement, and the Merger Agreement. The parties agree to act in good faith and to attempt to reasonably agree on the terms of such agreements and documents.

     11.     Payments  to  Equitable.  In  consideration  of  this  Agreement,
             -----------------------
Alexander  &  Wade  will  pay  the  sum  of  $75,000  to  Equitable  as follows:

     (a) Upon the execution of this Agreement, Alexander & Wade shall pay to Equitable the sum of $37,500; and

     (b) At the closing of the Merger, Alexander & Wade shall pay to Equitable the sum $37,500. In addition, at the closing of the Merger, Alexander & Wade will pay to Equitable any of the expenses which have not been previously paid as described in Paragraph 8 hereof.

     12.     Assignment.  Notwithstanding  anything  herein  contained  to  the
             ----------
contrary, Alexander & Wade, at its sole option, without the prior consent of Equitable, Unicorp, or Med-X, may assign, transfer, and convey all of its rights hereunder to any other party who agrees to assume all of Alexander & Wade's obligations hereunder, whereupon, Alexander & Wade shall have no further obligation to Equitable, Unicorp, or Med-X, and likewise, neither Equitable, Unicorp, nor Med-X shall have any further obligation to Alexander & Wade. In the event of any such assignment, Equitable shall not be required to return the amount of any payments received from Alexander & Wade hereunder.

     13.     Attorney's  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other parties hereto.

     14.     Mediation and Arbitration.  All disputes arising or related to this
             -------------------------
Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Houston, Texas. If


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such  mediation  fails,  then  any  such  dispute  shall  be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Texas law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Houston, Texas, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     15.     Benefit.  All  the  terms and provisions of this Agreement shall be
             -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and assigns.

     16.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to Unicorp, Equitable, or Med-X, addressed to Mr. Louis G. Mehr at 1907 Tarpley, Katy, Texas 77493, with a copy to M. Stephen Roberts, Esq., at P.O. Box 981021, Houston, Texas 77098 and One Riverway, Suite 1700, Houston, Texas 77056, telecopier (713) 961-1148, and e-mail sroberts@bigfoot.com; and if to Alexander & Wade, addressed to Mr. Francis Zubrowski at 8880 Rio San Diego Drive, 8th Floor, San Diego, California 92108, telecopier (619) 209-6079, and e-mail fazmajestic@cs.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     17.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     18.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     19.     Cumulative Rights.  The rights and remedies of any party under this
             -----------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     20.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     21.     Time  of  the  Essence.  Time  is of the essence of this Agreement.
             ----------------------

     22.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     23.     Excusable  Delay.  None of the parties hereto shall be obligated to
             ----------------
perform and none shall be deemed to be in default hereunder, if the performance of a non-monetary obligation is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, wars or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military) blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated, or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.


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     24.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability herein contained, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     25.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     26.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for Harris County, Texas, as well as of the District Courts of the State of Texas in Harris County, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     27.     Perfection  of  Title.  The  parties hereto shall do all other acts
             ---------------------
and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Agreement, and to carry out the intent of this Agreement.

     28.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.


UNICORP,  INC.


By     /S/  LOUIS  G.  MEHR
       Louis  G.  Mehr,  President


EQUITABLE  ASSETS,  INCORPORATED


By     /S/  LOUIS  G.  MEHR
       Louis  G.  Mehr,  President


MED-X  SYSTEMS,  INC.

By     /S/  LOUIS  G.  MEHR
       Louis  G.  Mehr,  President


ALEXANDER  &  WADE,  INC.

By     /S/  FRANCIS  ZUBROWSKI
       Francis  Zubrowski,  Chairman



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